Computershare
510 Burrard St, 3rd Floor
Vancouver BC, V6C 3B9
www.computershare.com

Date: 20/05/11

To: All Canadian Securities Regulatory Authorities

Subject: BI-OPTIC VENTURES INC.

Dear Sirs:

We advise of the following with respect to the upcoming Meeting of Security Holders for the subject Issuer:

Meeting Type :	Annual General Meeting
Record Date for Notice of Meeting :	27/06/2011
Record Date for Voting (if applicable) :	27/06/2011
Beneficial Ownership Determination Date :	27/06/2011
Meeting Date :	04/08/2011
Meeting Location (if available) :	1750 - 1185 W. Georgia St, Vancouver, BC, V6E 4E6

Voting Security Details:

Description	CUSIP Number	ISIN
COMMON SHARES	088618103	CA0886181035

Sincerely,

Computershare Trust Company of Canada / Computershare Investor Services Inc.

Agent for BI-OPTIC VENTURES INC.